UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2007

CITADEL BROADCASTING

CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-31740	51-0405729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

City Center West, Suite 400

7201 West Lake Mead Blvd.

Las Vegas, Nevada 89128

(Address of Principal Executive Offices, Including Zip Code)

(702) 804-5200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 1, 2007, the Board of Directors of Citadel Broadcasting Corporation (the “Company”) amended the Company’s Amended and Restated Bylaws (the “Bylaws”) effective as of such date. The amendments revise Article V of the Bylaws to permit the issuance and transfer of uncertificated shares. Amendment No. 1 to the Company’s Bylaws is attached as Exhibit 3.1 and the foregoing description is qualified by reference to the actual text of that amendment.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

3.1	Amendment No. 1 to the Amended and Restated Bylaws of the Company

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL BROADCASTING CORPORATION

Date: November 7, 2007	By:	/s/ Jacquelyn J. Orr
Name: Jacquelyn J. Orr Title: General Counsel & Vice President

2